UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 16, 2010

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Second Amendment to Amended and Restated Credit Agreement.  On August 16, 2010, Trump Entertainment Resorts Holdings, L.P., Trump Entertainment Resorts, Inc. (the “Company” or the “Registrant”) and certain subsidiaries of the Company entered into the Second Amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement dated as of July 16, 2010 with Beal Bank, SSB, as collateral agent and administrative agent and the lenders named therein, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 23, 2010.

The Second Amendment extended the deadline for compliance with certain post-closing obligations of the Company and its subsidiaries from August 16, 2010 to August 31, 2010.

A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1    Second Amendment dated as of August 16, 2010 to Amended and Restated Credit Agreement dated as of July 16, 2010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrant’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might”, “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements may include statements other than historical information or statements of current condition, which represent only the Registrant’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrant’s control. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ John P. Burke
John P. Burke
Chief Financial Officer, Executive Vice President & Corporate Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment dated as of August 16, 2010 to Amended and Restated Credit Agreement dated as of July 16, 2010

Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT, dated as of August 16, 2010 (this “AMENDMENT”), is made and entered into by and among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the “BORROWER”), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (“TER” or the “GENERAL PARTNER”), as a Guarantor, the Subsidiary Guarantors, the Lenders, Beal Bank, SSB, as collateral agent (the “COLLATERAL AGENT”) for the Secured Parties and Beal Bank, SSB, as administrative agent (the “ADMINISTRATIVE AGENT”, and together with the COLLATERAL AGENT, the “AGENTS”) for the Lender Parties.

RECITALS:

A.           The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are party to that certain Amended and Restated Credit Agreement dated as of July 16, 2010, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 23, 2010 and effective as of July 16, 2010 (as amended, the “CREDIT AGREEMENT”);

B.           The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Credit Agreement to extend the deadlines set forth in Items 6 and 7 of Schedule 5.01(k) to the Credit Agreement.

C.           All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, unless otherwise defined herein.

AGREEMENTS:

Accordingly, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.           Item 6 of Schedule 5.01(k) to the Credit Agreement is hereby amended by replacing each instance of “August 16, 2010” with “August 31, 2010” in Item 6 of Schedule 5.01(k) to the Credit Agreement.

2.           Item 7 of Schedule 5.01(k) to the Credit Agreement is hereby amended by replacing each instance of “August 16, 2010” with “August 31, 2010” in Item 7 of Schedule 5.01(k) to the Credit Agreement.

ARTICLE II

MISCELLANEOUS

3.           Full Force and Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or Collateral Agent under, the Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.           No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) ANY LOAN PARTY, (B) ANY AGENT AND/OR (C) ANY LENDER.

5.           Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

6.           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

8.           Headings.  The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BEAL BANK, SSB
as Administrative Agent and Collateral Agent
By:	/s/ Jacob Cherner
Name:	Jacob Cherner
Title:	Authorized Representative

ICAHN PARTNERS LP
as a Lender
By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP
as a Lender
By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP
as a Lender
By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP
as a Lender
By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.,
as Borrower

By:	Trump Entertainment Resorts, Inc., its general partner

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President & Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS, INC.,
as a Guarantor
By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President & Corporate Treasurer

TERH LP Inc.,
as a Subsidiary Guarantor

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Vice President & Secretary

TRUMP MARINA ASSOCIATES, LLC;
TRUMP PLAZA ASSOCIATES, LLC;
TRUMP TAJ MAHAL ASSOCIATES, LLC;
TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;
each as a Subsidiary Guarantor
By: Trump Entertainment Resorts Holdings, L.P., their sole member
By: Trump Entertainment Resorts, Inc., its general partner
By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President & Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC., as a Subsidiary Guarantor
By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President & Corporate Treasurer